UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2002

ZAMBA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware

41-1636021

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

0-22718
(Commission File No.)

3033 Excelsior Blvd, Suite 200, Minneapolis, Minnesota 55416
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (952) 832-9800

ITEM 5.  OTHER EVENTS.

On July 28, 2002, we issued a press release announcing that we had appointed Norm Smith as our new president and chief executive officer, replacing Doug Holden, who resigned. As discussed in the press release, Mr. Smith is also replacing Mr. Holden on our Board of Directors.  This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  Additionally, Paul Edelhertz, a Director of our Company, has exercised his option pursuant to the Settlement and Release Agreement dated August 2, 2001, between Mr. Edelhertz and Zamba, filed on August 9, 2001, with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, to assign 250,000 shares of our common stock to us in exchange for our cancellation of his promissory note dated December 26, 2000, under which he is indebted to us in the amount of $500,000 plus interest.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

                None.

(b) Pro forma Financial Statements

                None.

(c) Exhibits

Exhibit No.	Document
99.1	Press Release Announcing Appointment of New President and CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAMBA CORPORATION

	By:	/s/ Ian L. Nemerov
Ian L. Nemerov
Secretary and General Counsel

Dated: July 2, 2002

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release Announcing Appointment of New President and CEO